Exhibit 99.1

Trinseo Takes Next Step to Implement Restructuring Support Agreement and Strengthen Financial Foundation

Commences court-supervised financial restructuring with support of majority lenders

Continues to deliver leading specialty material solutions to customers worldwide without interruption

Expects to move through process on expedited basis and emerge with enhanced flexibility to drive innovation and support growth

WAYNE, Pa., May 26, 2026 (BUSINESS WIRE) – Trinseo PLC (the “Company” or “Trinseo”) (OTCM: TSEOF), a specialty material solutions provider, has today taken the next step to implement the pre-packaged restructuring plan described in the previously announced Restructuring Support Agreement (“RSA”) with parties that hold a significant majority of its debt. The transactions contemplated under the RSA will reduce Trinseo’s debt by approximately $2.0 billion and reduce its annual interest expense by approximately $140 million.

To implement the pre-packaged restructuring plan described in the RSA, the Company with the support of lenders collectively holding a majority of its senior secured debt has commenced voluntary chapter 11 cases in the United States Bankruptcy Court for the Southern District of Texas. Trinseo expects to move through this process on an expedited basis, subject to customary regulatory approvals, and emerge with a stronger financial foundation and enhanced flexibility to drive innovation and support growth. The Company is continuing to operate as usual and continues to deliver the same high-quality products and services its customers value. No concessions from employees, customers, vendors or suppliers are part of the RSA.

While the restructuring is expected to benefit the entire Trinseo enterprise, the chapter 11 cases are limited to certain of Trinseo’s U.S. affiliates, and certain non-operating affiliates outside the U.S. No other Trinseo affiliates are included in the chapter 11 cases.

“We take this next step in strengthening our financial foundation confident that we are best positioning Trinseo for the future,” said Frank Bozich, President and Chief Executive Officer of Trinseo. “Through this process, we will significantly improve our balance sheet and financial flexibility while continuing to manufacture products, serve our customers, drive innovation and uphold our commitments to suppliers and vendors. The tremendous support from our lenders reflects their strong belief in Trinseo and the important role we play for customers around the world. We are grateful to our employees for their continued dedication, hard work and resilience, and look forward to all that lies ahead for Trinseo.”

The restructuring will be funded by a fully committed ~$158 million debtor-in-possession financing, as well as exit financing. Pursuant to the terms of the previously announced RSA, existing lenders are expected to receive nearly 100% of the equity of the reorganized Company. All holders of general unsecured claims, including trade creditors, vendors and suppliers, are expected to be unimpaired.

The Company also announced a new $150 million non-recourse revolving credit facility collateralized by Company trade receivables, which replaces its existing financing facility of the same size.

As part of the chapter 11 process, the Company has filed customary motions to allow Trinseo to maintain its normal operations, including an All-Trade Motion to pay vendors and suppliers for goods and services provided on or after the filing date under normal terms, ensuring they are unimpaired in the process. In addition, the Company has filed motions pertaining to customer and employee compensation and benefits programs to ensure there will be no impact on customers and employees.

For additional information regarding the restructuring, please visit Trinseo’s dedicated microsite at www.StrengtheningTrinseo.com. Bankruptcy Court filings and other information regarding the case can be found at https://restructuring.ra.kroll.com/trinseo, or by contacting Kroll Inc., the Company’s noticing and claims agent, at (888) 401-9681 (toll-free) and (332) 232-3252 (international).

Trinseo is advised by Latham & Watkins LLP as legal advisor, Hunton Andrews Kurth LLP as co-counsel, Centerview Partners LLC as investment banker, and FTI Consulting as financial and communications advisor. An ad hoc group of Senior Secured Lenders is advised by Paul Hastings LLP and PJT Partners. An ad hoc group of Term Lenders is advised by Gibson, Dunn & Crutcher LLP and Lazard Frères & Co.

Media Contact

Thom Sueta

Director, Corporate Communications

Phone: +1.267.216.7923

Email: media@trinseo.com

Rose Temple / Diana Sangiorgio

TrinseoComms@fticonsulting.com

Investor Contact

Bee van Kessel

SVP, Corporate Finance and Investor Relations

Phone: +1.835.235.0735

Email: investorrelations@trinseo.com

Cautionary Note on Forward-Looking Statements

This press release may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “believe,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions regarding its business, the economy, its current indebtedness, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, our ability to complete the steps contemplated by the RSA; our ability to complete voluntary proceedings under Chapter 11 of the U.S. Bankruptcy Code; our ability to obtain Court approval of our pre-packaged plan of reorganization and debtor-in-possession financing; our ability to complete the Chapter 11 process on an expedited basis; our ability to obtain necessary regulatory approvals; our ability to reduce our debt obligations and interest expense; the potential adverse effects of the Chapter 11 process on our liquidity and results of operations; the timing or amount of recovery, if any, to our stakeholders; uncertainty regarding our ability to retain key personnel; the diversion of management’s attention as a result of the Chapter 11 process; increased administrative and legal costs related to the Chapter 11 proceedings; changes in our ability to meet its financial obligations during the Chapter 11 proceedings and to maintain contracts that are critical to its operations; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 process and any additional strategies that we may employ to address its liquidity and capital resources and achieve its stated goals; the actions and decisions of equity holders, creditors, regulators, and other third parties that have an interest in the Chapter 11 process, which may interfere with the ability to confirm and consummate the steps contemplated by the RSA; our ability to execute on our long-term growth strategy and operate from a positive free cash flow position; and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, the Company’s actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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